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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 16, 2003


                           COLE NATIONAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      33-66342                34-1744334
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)

5915 LANDERBROOK DRIVE
MAYFIELD HEIGHTS, OHIO                                            44124
(Address of Principal Executive Offices)                       (Zip Code)

 Registrant's telephone number, including area code:         (440) 449-4100



                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 9.  REGULATION FD DISCLOSURE.

                  On May 16, 2003, Cole National Group's parent company, Cole National Corporation (the "Parent Company"), issued a press release announcing that it will hold a conference call on May 19, 2003 at 11:00 a.m. (EDT) to discuss fourth quarter and fiscal year 2002 results. The Parent Company also announced that it will hold its annual stockholders meeting on Wednesday, June 25, 2003 in its offices located at 5915 Landerbrook Drive, Cleveland, Ohio, for stockholders of record as of May 27, 2003. A copy of the press release is filed herewith as Exhibit
         99.1 and is incorporated herein by reference.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           COLE NATIONAL GROUP, INC.

                           By: /s/ Ann M. Holt
                              --------------------------------------------------
                              Name:  Ann M. Holt
                              Title: Sr. Vice President and Corporate Controller




Date: May 16, 2003






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                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
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99.1           Press release of Cole National Corporation, dated May 16, 2003.










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